EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOURTH FORBEARANCE AGREEMENT

This Fourth Forbearance Agreement dated as of March 8, 2013 (the “Fourth Forbearance Agreement”), is entered into by and among: (i) CPI Corp., a Delaware corporation (the “Borrower” also referred to herein as the “Company”); (ii) Consumer Programs Incorporated, a Missouri corporation (“CP Inc.”), CPI Canadian Holdings, Inc., a Delaware corporation (“CPI Canadian Holdings”), CPI Images, L.L.C., a Missouri limited liability company (“Images”), CPI International Holdings, Inc., a Delaware corporation (“CPI International”), Texas Portraits L.P., a Delaware limited partnership (“Texas”), Centrics Technology, Inc., a Delaware corporation (“Centrics”), and Image Source Inc., a Missouri corporation (“ISI,” and, with CP Inc., CPI Canadian Holdings, Images, CPI International, Texas and Centrics, each an “Original Guarantor” and, collectively, the “Original Guarantors”); (iii) Bella Pictures Holdings, LLC, a Delaware limited liability company (“Bella”), and Sandy Realty Holdings, LLC, a Missouri limited liability company (“Sandy” and, with Bella, each an “Additional Guarantor” and collectively, the “Additional Guarantors”); (iv) CPI Corp., an unlimited liability company organized under the laws of Nova Scotia (“CPI Canada”), CPI Portrait Studios of Canada Corp., an unlimited liability company organized under the laws of Nova Scotia (“Studios Canada”), CPI Canadian Images, an Ontario partnership (“Images Canada” and with CPI Canada and Studios Canada, each a “Canadian Guarantor”, and collectively, the “Canadian Guarantors”); and (v) Bank of America, N.A., as Administrative Agent (“Administrative Agent”) for the various financial institution parties identified as Lenders in the Credit Agreement (collectively, “Lenders”). Borrower, the Original Guarantors, the Additional Guarantors, and the Canadian Guarantors are collectively referred to herein as the “Borrower Parties.”
RECITALS
A.Lenders extended a loan to Borrower (the “Loan”) pursuant to that certain Credit Agreement dated as of August 30, 2010, as amended by that certain First Amendment to Credit Agreement dated as of December 16, 2011 (the “First Amendment”), as further amended by that certain Forbearance Agreement dated as of May 18, 2012 (the “Forbearance Agreement”), as further amended by that certain Second Amendment to Credit Agreement dated as of June 6, 2012 (“Second Amendment”), as further amended by that certain Third Amendment to Credit Agreement dated as of August 28, 2012 (“Third Amendment”), as further amended by that certain Fourth Amendment to Credit Agreement dated as of November 9, 2012 (“Fourth Amendment”), as further amended by that certain Second Forbearance Agreement dated as of December 28, 2012 (the “Second Forbearance Agreement”), and as further amended by that certain Third Forbearance Agreement dated as of January 29, 2013, as amended by Amendment Number One to Third Forbearance Agreement dated as of February 26, 2013 (as amended, the “Third Forbearance Agreement” and collectively with the above, the “Credit Agreement”).
B.The Company and the Original Guarantors executed and delivered that certain Guaranty and Collateral Agreement dated as of August 30, 2010 (the “Guaranty/Collateral Agreement”), pursuant to which, among other things, the Original Guarantors guaranteed the Company’s payment and performance of its obligations under the Credit Agreement and the Company and the Original Guarantors granted Administrative Agent a security interest in the Collateral (as defined therein). The Additional Guarantors executed and delivered a Joinder

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EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agreement to the Guaranty/Collateral Agreement dated as of May 23, 2012, pursuant to which the Additional Guarantors assumed, jointly and severally with the Original Guarantors, all of the obligations of the Company and the Original Guarantors arising under the Guaranty/Collateral Agreement. The Canadian Guarantors executed and delivered a Joinder Agreement to the Guaranty/Collateral Agreement dated as of December 28, 2012, pursuant to which the Canadian Guarantors assumed, jointly and severally with the Original Guarantors and the Additional Guarantors, all of the obligations of the Company. The Credit Agreement and the Guaranty/Collateral Agreement, together with any and all other instruments and agreements that evidence, relate to, or secure the Loan (including this Fourth Forbearance Agreement), as such instruments and agreement have been amended or are amended pursuant to this Fourth Forbearance Agreement, are hereinafter collectively referred to as the “Loan Documents.”
C.The Second Forbearance Agreement identified certain Events of Default that existed under the Loan Documents as of the date of Second Forbearance Agreement (collectively, the “Existing Defaults”). As of the date of this Fourth Forbearance Agreement, the Existing Defaults are continuing and have not been cured and the “Extended Forbearance Period” (as defined in the Third Forbearance Agreement) has expired and Administrative Agent has no obligation of any kind to continue from forbearing or otherwise refrain from enforcing all of its legal rights and remedies with respect to each of the Borrower Parties.
D.As of March 6, 2013, the amount of the indebtedness owing under the Loan Documents (exclusive of attorneys’ fees and other fees, expenses, advances, and costs of collection, all of which are due and owing and not waived) totaled $98,961,248.11, consisting of unpaid principal of $76,200,242.00, accrued and unpaid interest of $233,892.41, accrued and unpaid PIK Obligations of $8,594,533.02, letter of credit fees of  $132,822.68 and L/C Obligations totaling $13,799,758.00.
E.***
F.The Administrative Agent, for itself and for the benefit of each Lender, is under no obligation of any kind to provide the Borrower Parties with any financial accommodation of any kind or any further forbearance. But for this Fourth Forbearance Agreement, the Administrative Agent, for itself and for the benefit of each Lender, would be legally entitled to pursue all of its right and remedies and each of the Borrower Parties and its collateral owned by each of the Borrower Parties.
G.Although it is under no obligation to do so, Administrative Agent is willing to forebear from exercising its rights and remedies by extending the “Extended Forbearance Period” for a period of time as specified herein and strictly pursuant to the terms and conditions set forth herein.
AGREEMENT
Now, therefore, in consideration of the premises and the mutual agreements contained herein, the parties agree as follows:

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EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.RECITALS. All of the foregoing recitals and statements are hereby affirmed by the Borrower Parties as true statements of fact and may be used as binding admissions in a court of law or equity, or other judicial or non-judicial proceedings.
2.    DEFINED TERMS. Unless otherwise defined in this Fourth Forbearance Agreement, all capitalized terms used herein as defined terms shall have the meanings given to them in the Loan Documents.
3.    AMENDMENTS TO CREDIT AGREEMENT; EFFECT ON FORBEARANCE AGREEMENT. The amendments to the terms of the Credit Agreement set forth in any of the prior amendments or any of the prior forbearance agreements (including the Forbearance Agreement, the Second Forbearance Agreement, and the Third Forbearance Agreement) shall remain in full force and effect and survive (without restatement in this Fourth Forbearance Agreement), except to the extent that such provisions have been subsequently amended by a later amendment. It is the intent of this Fourth Forbearance Agreement to amend the Credit Agreement and to extend the term of the Extended Forbearance Period (as defined in the Third Forbearance Agreement), which forbearance shall remain in effect until the expiration of the Second Extended Forbearance Period (as defined in this Fourth Forbearance Agreement). To the extent there are conflicting provisions in this Fourth Forbearance Agreement compared to any other Loan Document, the terms of this Fourth Forbearance Agreement shall control.
4.    TERMS OF FORBEARANCE. Unless the Second Extended Forbearance Period (as defined below) is sooner terminated as provided herein, Administrative Agent, for itself and for the benefit of each Lender, agrees to forbear from exercising its rights and remedies under the Loan Documents through the close of business on April 6, 2013 (the “Second Extended Forbearance Period”) on the following terms and conditions:
4.1    Notwithstanding the Lenders’ agreement to forbear from exercising its rights and remedies, as consideration for this Fourth Forbearance Agreement, the Lenders shall have no further commitment to make Revolving Loans under the terms of the Loan Documents. Any provisions in the Loan Documents to the contrary are modified to be consistent with the prior sentence.
4.2    Upon the termination of the Second Extended Forbearance Period for any reason, Administrative Agent shall have the full right and power immediately and unconditionally to exercise all rights and remedies granted to it under the Loan Documents without further notice to the Borrower Parties (other than any notice otherwise required in the Loan Documents or under applicable law (including any applicable UCC)) and subject to no other conditions precedent.
4.3    The Borrower Parties acknowledge that Administrative Agent’s obligations under this Fourth Forbearance Agreement are in the nature of a conditional forbearance only, and that, except as expressly provided herein, Administrative Agent has made no agreement or commitment to extend the Loan or to modify the Loan Documents.

*Confidential Treatment Request For Redacted Material
DM_US 41594961-1.020242.0010

EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.    AMENDMENTS TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS. Effective as of the Effective Date, the Credit Agreement and the other Loan Documents are amended as follows:
5.1    Amended Definitions. The following definitions in Section 1.1 of the Credit Agreement are amended as follows:
5.1.1    Agreement. The definition of “Agreement” as set forth in the preamble to the Credit Agreement is amended to specifically include: (i) the First Amendment to Credit Agreement dated as of December 16, 2011, entered into between the Company and the Administrative Agent, on its own behalf and on behalf of the Lenders; (ii) the Forbearance Agreement dated as of May 18, 2012, entered into among the Company, several of the Loan Parties, the Administrative Agent and the Lenders; (iii) the Second Amendment to Credit Agreement dated as of June 6, 2012, entered into among the Company, several of the Loan Parties, the Administrative Agent and the Lenders; (iv) the Third Amendment to Credit Agreement dated as of August 28, 2012, entered into among the Company, several of the Loan Parties, the Administrative Agent and the Lenders; (v) the Fourth Amendment to Credit Agreement dated as of November 9, 2012, entered into among the Company, several of the Loan Parties, the Administrative Agent and the Lenders; (vi) the Second Forbearance Agreement dated as of December 28, 2012, entered into among the Company, several of the Loan Parties, the Administrative Agent and the Lenders, (vii) the Third Forbearance Agreement dated as of January 29, 2013, as amended by Amendment Number One to Third Forbearance Agreement dated as of February 26, 2013, entered into among the Company, several of the Loan Parties, the Administrative Agent and the Lenders; and (viii) the Fourth Forbearance Agreement dated as of March 8, 2013, entered into among the Company, several of the Loan Parties, the Administrative Agent and the Lenders, as such may be further amended, modified, supplemented, and replaced and/or restated from time to time.
5.1.2    Loan Parties. The definition of “Loan Parties” as set forth in Section 1.1 of the Credit Agreement is hereby amended to clarify that such definition includes, without limitation, each of the Borrower Parties defined in this Fourth Forbearance Agreement.
5.1.3    Termination Date. The definition of “Termination Date” as set forth in Section 1.1 of the Credit Agreement is hereby amended and restated to mean: “the earlier to occur of (a) April 6, 2013, (b) the Second Extended Forbearance Period Termination Date (as defined in the Fourth Forbearance Agreement), or (c) such other date on which the Commitments terminate pursuant to Section 6 or Section 13.”
5.2    Supplemental Definitions. Section 1.1 of the Credit Agreement is supplemented by the addition of the following definitions:
5.2.1    ***

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EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.2.2    ***
5.2.3    “Cash Flow Tested Expenditures shall have the meaning assigned to such term in Section 10.23 of this Agreement.”
5.2.4    “Cash Flow Variance Report shall have the meaning assigned to such term in Section 10.23 of this Agreement.”
5.2.5     “Fourth Forbearance Agreement means that certain Fourth Forbearance Agreement dated as of March 8, 2013, among the Borrower Parties (as defined in the Fourth Forbearance Agreement), the Lenders, and the Administrative Agent.”
5.2.6     “Fourth Forbearance Effective Date means the date upon which all conditions precedent to the effectiveness of the Fourth Forbearance Agreement have been satisfied or waived in accordance with the terms of the Fourth Forbearance Agreement.”
5.2.7    “Second Extended Forbearance Period shall have the meaning assigned to such term in the Fourth Forbearance Agreement.”
5.2.8    “Second Extended Forbearance Period Budget shall have the meaning assigned to such term in Section 10.23 of this Agreement.”
5.2.9    “Testing Period shall have the meaning assigned to such term in Section 10.23 of this Agreement.”
5.2.10    ***
5.2.11    ***
5.2.12    ***
5.3    Amended Provisions.
5.3.1    Section 6.2.2(a) of the Credit Agreement is amended by the addition of the following subparagraph (vii):
“(vii)    Concurrently with the receipt by any Loan Party of any federal income tax refund or state income tax refund, in an amount equal to 100% of such tax refund.

5.3.2    Section 6.2.2 of the Credit Agreement is amended by the addition of the following subparagraph (e):
“(e)    The Company shall make a prepayment of the Revolving Loans at the following times and in the following amounts:

*Confidential Treatment Request For Redacted Material
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EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)    On the Fourth Forbearance Effective Date, in the amount of $50,000;

(ii)    On or before March 11, 2013, in the amount of $100,000;

(ii)    On or before March 22, 2013, in the amount of $150,000; and

(iii)    On or before April 3, 2013, in the amount of $100,000.”

5.3.3    Section 10 of the Credit Agreement is amended by the addition of the following covenants to be inserted into the Agreement as Sections 10.21 through 10.25:
10.21 ***
10.22 ***
“10.23    Cash Flow Budget. On or before the Fourth Forbearance Effective Date, the Company shall provide to the Administrative Agent and the Lenders a daily cash flow budget for the Loan Parties covering the Second Extended Forbearance Period that is acceptable to the Administrative Agent and the Lenders in their sole discretion (the “Second Extended Forbearance Period Budget”). Beginning on the last day of the first full week after the Fourth Forbearance Effective Date and the last day of each week thereafter, the Loan Parties will furnish to Administrative Agent a variance report (“Cash Flow Variance Report”) setting forth actual cash receipts and disbursements of the Loan Parties for the prior week and setting forth for the period from the Fourth Forbearance Effective Date through the end of such week a comparison to the Second Extended Forbearance Period Budget for the same period, both in dollar and percentage form; each such Cash Flow Variance Report shall include explanations for all material variances and shall be certified by the Chief Financial Officer of the Company. Compliance with the Second Extended Forbearance Period Budget shall be tested as of the last day of each week (each a “Testing Period”), as follows: the aggregate amount of all cash flow expenditures [***] (the “Cash Flow Tested Expenditures”) for each Testing Period shall be no greater than 105% of the cumulative amount of Cash Flow Tested Expenditures set forth in the Second Extended Forbearance Period Budget for such Testing Period.”
10.24    ***

*Confidential Treatment Request For Redacted Material
DM_US 41594961-1.020242.0010

EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“10.25 Tax Refund Documents. No later than five (5) business days following request by Administrative Agent, the Loan Parties shall execute and deliver to the Administrative Agent all documents necessary (in the determination of the Administrative Agent) to allow the Administrative Agent to receive, endorse, and collect all U.S. federal income tax refunds payable to the Loan Parties, including, without limitation, the following: (a) IRS Form 2848 (Power of Attorney and Declaration of Representative); (b) IRS Form 8302 (Electronic Deposit of Tax Refund of $1 Million or More); (c) U.S. Treasury Form 234 (General Power of Attorney by Corporation for the Collection of Checks Drawn On The United States Treasury); and (d) U.S. Treasury Form 235 (Resolution by Corporation Conferring Authority Upon an Officer to Execute a Power of Attorney for the Collection of Checks Drawn on the United States Treasury).”
5.3.4    Section 13.1.5(a) of the Credit Agreement is amended and restated to read as follows:
“(a) Failure by any Loan Party to comply with or to perform any covenant set forth in Sections 10.1.1, 10.1.2, 10.1.3, 10.1.5, 10.2, 10.5, 10.11, 10.14, 10.18, 10.19, 10.20, 10.21, 10.22, 10.23, 10.24, Section 11, or Section 14.15;”

6.    TERMINATION OF SECOND EXTENDED FORBEARANCE PERIOD. The Second Extended Forbearance Period shall end on the first of the following to occur (the “Second Extended Forbearance Period Termination Date”):
6.1    April 6, 2013;
6.2    The date on which a petition is filed by or against any Borrower Party under Title 11 of the United States Code (the “Bankruptcy Code”) or under the Canadian Bankruptcy and Insolvency Act, or the Canadian Companies' Creditors Arrangement Act (or any similar act or law); or any Borrower Party makes any assignment for the benefit of creditors; or any Borrower Party voluntarily or involuntarily becomes the subject of any other case or proceeding for the relief or protection of debtors under any other law or statute or under any provision of common or provincial law;
6.3    The date on which (a) any Event of Default, other than any Existing Default existing as of the date of this Fourth Forbearance Agreement, occurs or is determined to have occurred under any Loan Document, including this Fourth Forbearance Agreement, (b) any Borrower Party fails to timely perform and observe any of the covenants, agreements, and obligations contained in this Fourth Forbearance Agreement, or (c) or any of the representations or warranties contained in this Fourth Forbearance Agreement shall prove to be false or misleading in any material respect; and
6.4    The date on which any Borrower Party initiates any judicial, administrative or arbitration proceeding against Administrative Agent or any Lender.

*Confidential Treatment Request For Redacted Material
DM_US 41594961-1.020242.0010

EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.    REMEDIES. On the Second Extended Forbearance Period Termination Date, Administrative Agent’s agreement to forbear shall immediately terminate, without notice to any Borrower Party, and Administrative Agent shall be immediately entitled to exercise any and all rights and remedies available to Administrative Agent or any Lender under the Loan Documents, this Fourth Forbearance Agreement and at law or in equity, without notice to any Borrower Party (other than any notice otherwise required in the Loan Documents or under applicable law (including any applicable UCC)), including, without limitation, the right to appoint the *** and conduct any judicial or non-judicial sales of any Collateral or Real Estate Collateral. The releases contained in Section 17 of this Fourth Forbearance Agreement and the amendments to the Credit Agreement contained in Section 5 of this Fourth Forbearance Agreement shall survive the termination of this Fourth Forbearance Agreement and shall continue in full force and effect from and after the Second Extended Forbearance Period Termination Date.
8.    REPRESENTATIONS AND WARRANTIES. Each Borrower Party represents and warrants to Administrative Agent and Lenders that:
8.1    Recitals. The recitals set forth above are true, complete, accurate, and correct and are part of this Fourth Forbearance Agreement, and such recitals are incorporated herein by this reference.
8.2    Loan Documents. Except to the extent disclosed on amended schedules to the Credit Agreement attached hereto as Exhibit A (or previously disclosed to Administrative Agent or any Lender in writing) and except with respect to the representations and warranties contained in Sections 9.5 and 9.14, and 9.22 of the Credit Agreement and in Sections 5(iv), (v) and (vi) of the First Amendment to Credit Agreement, all representations and warranties made and given by each Borrower Party in the Loan Documents are true, complete, accurate, and correct, as if given on the Effective Date.

8.3    No Claims or Defenses. Each Borrower Party has no claims, offsets, counterclaims, or defenses (other than payment) with respect to: i) the payment of the Loan; ii) the payment of any other sums due under the Loan Documents; iii) the performance of each Borrower Party’s obligations under the Loan Documents; or iv) any liability of any Borrower Party under any of the Loan Documents.
8.4    No Breach by Administrative Agent or Lenders. Administrative Agent and each Lender (including all of their respective predecessors): i) have not breached any duty to any Borrower Party in connection with the Loan; and ii) have fully performed all obligations they may have had or now have to any Borrower Party.
8.5    Retention of Independent Counsel by Canadian Guarantors. The Canadian Guarantors have retained independent legal counsel to advise the board of directors of CPI Canada and Studios Canada on matters involving their fiduciary duties in connection with the restructuring efforts of the other Loan Parties, which counsel does not and shall not represent any Loan Parties other than the Canadian Guarantors during the course of their retention by the Canadian Guarantors.

*Confidential Treatment Request For Redacted Material
DM_US 41594961-1.020242.0010

EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.6    Assistance of Counsel. Each Borrower Party has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of this Fourth Forbearance Agreement; and if counsel was retained, counsel for such Borrower Party has read and considered this Fourth Forbearance Agreement and advised such Borrower Party to execute the same. Before execution of this Fourth Forbearance Agreement, each Borrower Party has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of this Fourth Forbearance Agreement.
8.7    No Representations or Coercion. No Borrower Party is acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Each Borrower Party acknowledges that neither Administrative Agent nor any Lender has made any representation with respect to the subject of this Fourth Forbearance Agreement except as expressly set forth herein. Each Borrower Party has executed this Fourth Forbearance Agreement as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.
8.8    Interest and Other Charges. All interest or other fees or charges which have been imposed, accrued or collected by Administrative Agent (including all of its predecessors) under the Loan Documents or in connection with the Loan through the date of this Fourth Forbearance Agreement, and the method of computing the same, were and are proper and agreed to by each Borrower Party, and were properly computed and collected.
8.9    No Novation. This Fourth Forbearance Agreement is not intended by the parties to be a novation of the Loan Documents and, except as expressly modified herein, all terms, conditions, rights, and obligations as set out in the Loan Documents are hereby reaffirmed and shall otherwise remain in full force and effect as originally written and agreed.
8.10    Loan Documents Still in Force. Notwithstanding anything to the contrary in this Fourth Forbearance Agreement, except as modified herein, the Loan Documents are in full force and effect in accordance with their respective terms, remain valid and binding obligations of Borrower Parties, have not been modified or amended, and are hereby reaffirmed and ratified by each Borrowers Party. Each Original Guarantor, Additional Guarantor and Canadian Guarantor has read and understands the terms of this Fourth Forbearance Agreement and each hereby ratifies and confirms the Guaranty/Collateral Agreement and their continuing obligations and duties thereunder and consents to the terms of this Fourth Forbearance Agreement. After the Second Extended Forbearance Period Termination Date, each Borrower Party (either individually, collectively, or in concert with others) shall cooperate fully with the exercise by Administrative Agent of any of its rights and remedies pursuant to the Loan Documents or at law or in equity, including in connection with the transfer of possession of the Collateral and/or the Real Estate Collateral to the successor bidder at any judicial or non-judicial sale of the Collateral and/or the Real Estate Collateral.
8.11    No Pending Bankruptcies. No action or proceeding, including, without limitation, a voluntary or involuntary petition for bankruptcy under any chapter of the

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EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Bankruptcy Code, has been instituted by such Borrower Party or, to the knowledge of such Borrower Party, against such Borrower Party.
8.12    Due Authorization. The individuals signing this Fourth Forbearance Agreement on behalf of each Borrower Party are duly authorized to enter into this Fourth Forbearance Agreement.
8.13    Existing Defaults. To the knowledge of each Borrower Party, other than the specific defaults identified in Recital C of this Fourth Forbearance Agreement, no Events of Default exist under the Loan Documents as of the Effective Date.
9.    CONDITIONS PRECEDENT. This Fourth Forbearance Agreement shall become effective on the earliest date (the “Effective Date”) that each of the following has occurred:
9.1    Administrative Agent has received counterpart originals of this Fourth Forbearance Agreement executed by all Borrower Parties listed on the signature page(s) hereof.
9.2    Borrower has made a prepayment of the Revolving Loans in the amount of $50,000, as required in Section 6.2.2(e)(i) of the Credit Agreement.
9.3    Borrower has delivered the Second Extended Forbearance Period Budget to the Administrative Agent and the Lenders, which is acceptable to the Administrative Agent and the Lenders in their sole discretion.
9.4    ***
9.5    ***
9.6    All actions required to be taken by each Borrower Party in connection with the transactions contemplated by this Fourth Forbearance Agreement have been taken in form and substance satisfactory to Administrative Agent.
9.7    Administrative Agent has received originals or certified or other copies of such other documents as Administrative Agent may reasonably request.
9.8    Borrower has paid to Agent all out-of-pocket costs, expenses, and reasonable attorneys’ fees of Agent in connection with this Fourth Forbearance Agreement.
9.9    Borrower has executed and delivered a fee letter to Agent in the form presented by Agent and shall have paid Agent all fees due and payable as set forth therein.
9.10    Borrower shall have provided Administrative Agent with evidence satisfactory to Administrative Agent, in its sole discretion, that the execution, delivery, and performance by all Borrower Parties of this Fourth Forbearance Agreement, and any agreement or instrument required by this Fourth Forbearance Agreement, have been duly authorized.

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EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.11    The execution and delivery of this Fourth Forbearance Agreement by Administrative Agent shall have been authorized by the Required Lenders.
10.    POST-CLOSING OBLIGATIONS.
10.1    Collateral Access Agreements. No later than March 22, 2013, Borrower shall use commercially reasonable efforts to deliver to Administrative Agent, for the benefit of Lenders, Collateral Access Agreements covering all U.S. and Canadian and Wal-Mart locations not currently covered by any Collateral Access Agreement previously provided to Administrative Agent.
11.    CONFIRMATION OF COLLATERAL/FURTHER ASSURANCES. Each Borrower Party hereby: i) confirms to Administrative Agent that all security interests and liens heretofore granted by it to Administrative Agent, for the benefit of the Lenders, securing the obligations of any Borrower Party to Administrative Agent or any Lender arising out of the Loan Documents; ii) acknowledges and agrees that all such obligations shall continue to be secured by any and all such security interests and liens except as expressly provided herein; and iii) agrees to execute and deliver to Administrative Agent and each Lender any and all agreements and other documentation and to take any and all actions reasonably requested by Administrative Agent and each Lender at any time to assure the perfection, protection, priority, and enforcement of Administrative Agent and each Lender’s rights under the Loan Documents, including this Fourth Forbearance Agreement, with respect to all such security interests and liens, at Borrower Parties’ sole cost and expense.
12.    BINDING EFFECT. This Fourth Forbearance Agreement shall be binding upon each Borrower Party and Administrative Agent, and their respective successors and assigns, and shall inure to the benefit of such parties and their respective successors and assigns; provided, however, that no Borrower Party may assign any rights arising from this Fourth Forbearance Agreement or any Loan Documents without Administrative Agent’s prior written consent, and any prohibited assignment shall be null and void.
13.    COUNTERPARTS; EFFECTIVENESS. This Fourth Forbearance Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart, whether delivered by facsimile, email, or other electronic delivery, shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. This Fourth Forbearance Agreement shall be deemed to have been executed and delivered on the Effective Date.
14.    AMENDMENT AND WAIVER. No amendment or waiver of any provision of this Fourth Forbearance Agreement shall be effective unless set forth in a writing signed by the parties hereto.
15.    GOVERNING LAW. This Fourth Forbearance Agreement shall be governed by and construed in accordance with the provisions of Section 15.7 of the Credit Agreement.
16.    SEVERABILITY. Any provision of this Fourth Forbearance Agreement that is held to be inoperative, unenforceable, voidable, or invalid in any jurisdiction shall, as to that

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DM_US 41594961-1.020242.0010

EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

jurisdiction, be ineffective, unenforceable, void, or invalid without affecting the remaining provisions in that or any other jurisdiction, and to this end the provisions of this Fourth Forbearance Agreement are declared to be severable.
17.    RELEASE. As a material part of the consideration for Administrative Agent entering into this Fourth Forbearance Agreement, each Borrower Party (collectively “Releasor”) agrees as follows (the “Release Provision”):
17.1    Releasor hereby releases and forever discharges Administrative Agent and each Lender and such parties’ predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as “Lender Group”) jointly and severally from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which Releasor may have or claim to have against any of the Lender Group, in each case to the extent arising or accruing prior to and including the Effective Date; provided, however, that Administrative Agent and each Lender shall not be released hereby from any obligation to pay to Releasor any amounts that Releasor may have on deposit with Administrative Agent or such Lender, in accordance with applicable law and the terms of the documents establishing any such deposit relationship.
17.2    Releasor agrees not to sue any of the Lender Group or in any way assist any other person or entity in suing any of the Lender Group with respect to any claim released herein. The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.
17.3    Releasor is the sole owner of the claims released by the Release Provision, and Releasor has not heretofore conveyed or assigned any interest in any such claims to any other person or entity.
17.4    Releasor understands that the Release Provision was a material consideration in the agreement of Administrative Agent to enter into this Fourth Forbearance Agreement on behalf of itself and each Lender.
17.5    It is the express intent of Releasor that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of the Lender Group so as to foreclose forever the assertion by Releasor of any claims released hereby against any of the Lender Group.

*Confidential Treatment Request For Redacted Material
DM_US 41594961-1.020242.0010

EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

17.6    If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.
18.    NOTICES. Any notice, demand or other communications which any party hereto may desire or may be required to give to any other party hereto shall be in writing, and shall be deemed given if and when personally delivered (personal delivery shall include delivery by messenger or expedited delivery service, regularly providing proof of delivery, such as Federal Express or Airborne), or when delivered (whether accepted or refused) by United States registered or certified mail, postage prepaid and return receipt requested addressed to a party at its address set forth in the Credit Agreement and/or the Guaranty/Collateral Agreement.
19.    FINAL AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
20.    Statutory Notice - Insurance. UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.
21.    Missouri Revised Statute §432.045. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH, TOGETHER WITH THE LOAN DOCUMENTS, IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

*Confidential Treatment Request For Redacted Material
DM_US 41594961-1.020242.0010

EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Remainder of page intentionally left blank; signature pages follow]

*Confidential Treatment Request For Redacted Material
DM_US 41594961-1.020242.0010

EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Forbearance Agreement to be duly executed and delivered as of the day and year first above written.
BORROWER:

CPI CORP, a Delaware corporation

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

ORIGINAL GUARANTORS:

CONSUMER PROGRAMS INCORPORATED, a Missouri corporation

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

CPI CANADIAN HOLDINGS, INC., a Delaware corporation

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

CPI IMAGES, L.L.C., a Missouri limited liability company

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

CPI INTERNATIONAL HOLDINGS, INC., a Delaware corporation

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

*Confidential Treatment Request For Redacted Material
DM_US 41594961-1.020242.0010

EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TEXAS PORTRAITS L.P., a Delaware limited partnership

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

CENTRICS TECHNOLOGY, INC., a Delaware corporation

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

IMAGE SOURCE INC., a Missouri corporation

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

ADDITIONAL GUARANTORS:

BELLA PICTURES HOLDINGS, LLC, a Delaware limited liability company

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

SANDY REALTY HOLDINGS, LLC, a Missouri limited liability company

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

*Confidential Treatment Request For Redacted Material
DM_US 41594961-1.020242.0010

EXHIBIT 10.1 TO FORM 8-K.

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CANADIAN GUARANTORS:

CPI CORP., an unlimited liability company organized under the laws of Nova Scotia

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

CPI PORTRAIT STUDIOS OF CANADA CORP., an unlimited liability company organized under the laws of Nova Scotia

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

CPI CANADIAN IMAGES, an Ontario partnership

By: CPI PORTRAIT STUDIOS OF CANADA CORP., an unlimited liability company organized under the laws of Nova Scotia, its partner

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

By: CPI CORP., an unlimited liability company organized under the laws of Nova Scotia, its partner

By: /s/ Dale Heins
Name: Dale Heins
Title: EVP Finance / CFO / Treasurer

*Confidential Treatment Request For Redacted Material
DM_US 41594961-1.020242.0010

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

BANK OF AMERICA, N.A., as Administrative Agent for the various financial institution parties identified as Lenders

By: /s/ Colin J. McClary
Name: Colin J. McClary
Title: SVP

BANK OF AMERICA, N.A., as Issuing Lender and as a Lender

By: /s/ Colin J. McClary
Name: Colin J. McClary
Title: SVP

Signature Page to Fourth Forbearance Agreement

*Confidential Treatment Request For Redacted Material
DM_US 41594961-1.020242.0010

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ASSOCIATED BANK, N.A., as a Lender

By: /s/ Dan Maher
Name: Dan Maher
Title: SVP

Signature Page to Fourth Forbearance Agreement

*Confidential Treatment Request For Redacted Material
DM_US 41594961-1.020242.0010

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIFTH THIRD BANK, as a Lender

By: /s/ Steven J. Englehart
Name: Steven J. Englelhart
Title: Vice President

Signature Page to Fourth Forbearance Agreement

*Confidential Treatment Request For Redacted Material
DM_US 41594961-1.020242.0010

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE PRIVATE BANK AND TRUST COMPANY, as a Lender

By: /s/ Joseph G. Fudez
Name: Joseph G. Fudez
Title: Managing Director

Signature Page to Fourth Forbearance Agreement

*Confidential Treatment Request For Redacted Material
DM_US 41594961-1.020242.0010

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

(Amended Schedules)

[NONE UNLESS OTHERWISE ATTACHED HERETO]

*Confidential Treatment Request For Redacted Material

DM_US 41594961-1.020242.0010

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT.  PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***].  MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

***

*Confidential Treatment Request For Redacted Material

DM_US 41594961-1.020242.0010